                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 25, 2002
              ----------------------------------------------------
                Date of report (Date of earliest event reported)


                            SKYWORKS SOLUTIONS, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                        1-5560                   04-2302115
-------------------------------     ---------------------       ------------------
(State or other Jurisdiction of     (Commission File No.)         (IRS Employer
      Incorporation)                                            Identification No.)



                   20 SYLVAN ROAD, WOBURN, MASSACHUSETTS 01801
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 935-5150
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The information required by Items 7(a) and (b) of this form (the "Financial Information") that was omitted from the Registrant's initial filing on Form 8-K, filed with the Securities and Exchange Commission on June 28, 2002 in connection with the closing of the merger between the Registrant and Washington Sub, Inc., has been previously reported, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, (i) in the Registrant's Registration Statement on Form S-4 (Registration No. 333-83768), filed with the Securities and Exchange Commission on May 10, 2002, with respect to the audited combined financial statements of the business acquired and (ii) the Registrant's Registration Statement on Form S-3 (Registration No. 333-92394) filed with the Securities and Exchange Commission on July 15, 2002, with respect to the interim unaudited condensed combined financial statements of the business acquired and the unaudited pro forma condensed combined financial information of the combined company. Accordingly, pursuant to General Instruction B.3 of Form 8-K, the Financial Information is not filed herewith.


ITEM 8.  CHANGE IN FISCAL YEAR.

     On August 1, 2002, the Board of Directors of the Company changed the Company's fiscal year to a fifty-two/fifty-three week fiscal year ending on the Friday closest to September 30 in each year. The Company's prior fiscal year ended on the Sunday closest to September 30 of each year. No transition period will result from this change in the current fiscal year.




            [The remainder of this page is intentionally left blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SKYWORKS SOLUTIONS, INC.


Date:  August 14, 2002                     By: /s/ Daniel N. Yannuzzi
                                              ----------------------------------
                                              Daniel N. Yannuzzi
                                              Vice President and General Counsel






                                       3